Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        In connection with the Annual Report on Form 10-K of Evoqua Water Technologies Corp., a Delaware corporation (the “Company”), for the fiscal year ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ronald C. Keating, President, Chief Executive Officer and Director of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RONALD C. KEATING
Date:	December 11, 2018	Ronald C. Keating President, Chief Executive Officer and Director (Principal Executive Officer)